Exhibit 32.1
WABCO HOLDINGS INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of WABCO Holdings Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jacques Esculier, the Chief Executive Officer and Chairman of the Board of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Jacques Esculier
Jacques Esculier
Chief Executive Officer and Chairman of the Board
Dated: April 21, 2017